MFS MULTI CAP GROWTH FUND

                      Supplement to the Current Prospectus



     The Board of Trustees responsible for overseeing the MFS Multi Cap Growth Fund (the "Fund") is expected to consider a proposal to terminate and liquidate the Fund, effective April 30, 2002, or as soon thereafter as is reasonably practicable (the "Termination Date"). Sales of shares of the Fund are suspended and, if the proposal is approved by the Board, any shareholder who has not redeemed or exchanged all shares in his or her account by the Termination Date will have his or her shares automatically exchanged on the Termination Date for shares of MFS Money Market Fund. Beginning March 15, 2002, securities held by the Fund will be converted to cash; therefore, the Fund will no longer meet its investment objective.



                  The Date of this Supplement is March 12, 2002